Exhibit 99.52

MBNA MASTER CREDIT CARD TRUST II

SERIES 2001-B

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 3/15/11


Blended Coupon 4.4912%


Excess Protection Level
3 Month Average   6.48%
June, 2001   6.69%
May, 2001   7.45%
April, 2001   5.28%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.62%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25